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                                                                    Exhibit 10.3




                                      October 10, 2002

Ladenburg Thalmann Financial Services Inc.
Ladenburg Thalmann & Co. Inc.
590 Madison Avenue, 34th Floor
New York, New York  10022

                                      RE:  EMPLOYMENT AGREEMENT

Gentlemen:

         Reference is made to my Employment Agreement (the "Agreement"), dated as of February 8, 2001, with Ladenburg Thalmann & Co. Inc. In light of the current financial condition of Ladenburg Thalmann Financial Services Inc. ("LTS") and its subsidiaries, I hereby waive, for the period September 1, 2002 to December 31, 2002, my participation in LTS's Special Performance Incentive Plan (the "Plan") and any payments due to me under the Plan for such period. In addition, I also agree that, for the period January 1, 2002 to August 31, 2002, $400,000 of my Guaranteed Bonus (as defined in the Agreement) shall be credited on a pro rata basis ($266,667) against any amounts due to me under the Plan.

                                            Sincerely,

                                            /s/ Victor M. Rivas

                                            Victor M. Rivas

Acknowledged and agreed this
10th day of October, 2002

Ladenburg Thalmann Financial Services Inc.


By:  /s/ VICTOR M. RIVAS
     ---------------------------------
Ladenburg Thalmann & Co. Inc.


By:  /s/ VICTOR M. RIVAS
     ---------------------------------